STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of April 3, 2007, by and among Clearant, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

B.  The Purchasers are collectively purchasing at least $2 million in Shares of Common Stock at a Purchase Price of $0.025 per Share. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that number of Shares set forth below such Purchaser’s name on the signature page hereto.

C.  Contemporaneous with the sale of the Shares, the parties hereto will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide registration rights under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means a day, other than a Saturday, Sunday or federal holiday.

“Buy-In” has the meaning set forth in Section 4.1(e).

“Buy-In Price” has the meaning set forth in Section 4.1(e).

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means the date of the Closing, and shall be April 2, 2007 (or such other date and time as is mutually agreed to by the Company and each Purchaser).

"Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $0.0001 per share, of the Company, and also includes any securities into which the Common Stock may hereafter be reclassified.

“Company’s Knowledge” means the actual knowledge of the executive officers of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principals as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.7(b).

“License Agreements” has the meaning set forth in Section 3.1(r).

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Losses” has the meaning set forth in Section 4.7(a).

“Material Adverse Effect” has the meaning set forth in Section 3.1(a).

“Material Permits” has the meaning set forth in Section 3.1(p).

“Outside Date” means January 31, 2007.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prohibited Transaction” has the meaning set forth in Section 3.2(g).

“Purchase Price” means, with respect to each Purchaser, the sum of $0.025 per Share multiplied by the number of Shares purchased by the Purchaser.

“Purchaser Party” has the meaning set forth in Section 4.7(a).

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Shares” means the shares of Common Stock being purchased by the Purchasers pursuant to this Agreement.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Exchange Act and Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

“Trading Affiliate” has the meaning set forth in Section 3.2(g).

“Trading Day” means a day on which the Common Stock is listed or quoted on any Trading Market; provided, that in the event that the Common Stock is not listed or quoted on any Trading Market, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder and incorporated herein.

“Transfer Agent” means American Stock Transfer & Trust Company or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Transfer Agent Instructions, in the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares set forth opposite such Purchaser’s name on the signature pages attached hereto in exchange for the Purchase Price. The Closing shall take place at the offices of Dreier Stein & Kahan LLP, 1620 26th Street, 6th Floor, North Tower, Santa Monica, California, on the Closing Date or at such other location or time as the parties may agree.

2.2 Closing Deliveries.

(a)  On the Closing Date, the Company shall issue, deliver or cause to be delivered to each Purchaser the following:

(i)  This Agreement, duly executed by the Company;

(ii)  One or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares equal to the number set forth below such Purchaser’s name on the signature pages hereto under the heading “Number of Shares”, registered in the name of such Purchaser, or irrevocable instructions to the Transfer Agent to issue same;

(iii) a legal opinion of counsel to the Company, in the form of Exhibit D attached hereto, executed by such counsel and addressed to the Purchasers;

(iv)  the Registration Rights Agreement, duly executed by the Company;

(v)  duly executed Transfer Agent Instructions acknowledged in writing by the Company’s transfer agent; and

(vi)  a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, certifying the current versions of the Certificate of Incorporation and by-laws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(b)  On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)  this Agreement, duly executed by such Purchaser;

(ii)  the purchase price set forth below such Purchaser’s name on the signature pages hereto under the heading “Purchase Price,” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Schedule I annexed hereto;

(iii)  the Registration Rights Agreement, duly executed by such Purchaser; and

(iv)  a fully completed and duly executed Stock Certificate Questionnaire, Registration Statement Questionnaire and Purchaser Certificate in the forms attached hereto as Exhibits B-1, B-2, and B-3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as set forth in the Schedules delivered herewith:

(a)  Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Company is not in violation of any of the provisions of its certificate or articles of incorporation or bylaws. Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary or appropriate, except where the failure to be so qualified or in good standing, as the case may be, individually or in the aggregate, have not and could not reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company, or (iii) a material and adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (a “Material Adverse Effect”).

(b)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company, its Board of Directors or its stockholders. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

(d)  Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices or applications to any applicable trading market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (v) those that have been made or obtained prior to the date of this Agreement.

(e)  Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers, the Shares will be issued in compliance with all applicable federal and state securities laws. The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of its common stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(f)  Capitalization. There are currently approximately 40,922,196 shares of Common Stock issued and outstanding. The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is specified in the SEC Reports (as defined below). Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents; except as specified in the SEC Reports, the Company has not issued any other options, warrants or scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or entered into any agreement giving any person any right to subscribe for or acquire, any shares of Common Stock; except as specified in the SEC Reports, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company; except for customary adjustments as a result of stock dividends, stock splits, combination of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Shares will not obligate the Company to issue shares of common stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities; the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

(g)  SEC Reports. The common stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since April 1, 2005 (the foregoing materials being collectively referred to herein as the “SEC Reports” and together with this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)  Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to he extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(i)  Tax Matters. The Company (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all material taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for such claim. The Company has not waived or extended any statute of limitations at the request of any taxing authority. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity and the Company is not presently undergoing any audit by a taxing authority.

(j)  Environmental Matters. To the Company’s knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

(k)  Litigation. There is no pending action which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares.

(l)  Employment Matters. To the Company’s knowledge, the Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company is not a party to any collective bargaining agreement.

(m)  Compliance. The Company, except in each case as, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (i)  is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (ii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority applicable to the Company.

(n)  Regulatory Permits. To the Company’s knowledge, the Company possesses all certificates, authorizations and permits issued by the federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any such Material Permit.

(o)  Title to Assets. The Company has good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect.

(p)  Patents and Trademarks. To the Company’s knowledge, the Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of its business as now conducted or as proposed to be conducted; except as set forth in the SEC Reports and except where such violations or infringements would not reasonably be expected to result in a Material Adverse Effect, and (a) to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim. All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its material assets are bound (other than generally commercially available, non-custom, off the shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements’) are valid and binding obligations of the Company and, to the Company’s knowledge, the other parties thereto, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under such License Agreement.

(q)  Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company is engaged. To the Company’s knowledge, it will be able to renew existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)  Transactions With Affiliates and Employees. Except as set forth in the SEC Reports made on or prior to the date hereof, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s)  Sarbanes Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(t)  Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents. The Company’s common stock is registered pursuant to Section 15(d) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of terminating the registration of the common stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(u)  No Directed Selling Efforts or General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

(v)  Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w)  Questionable Payments. Neither the Company nor, to the Company’s knowledge, directors, officers, employees, agents or other persons acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees from corporate funds; (c) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(x) Application of Takeover Protections. Except as described in the SEC Reports, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to Purchasers as a result of the parties fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Purchaser’s ownership of the Shares.

(y) Loan Agreement. The Company entered into a Loan and Security Agreement (Accounts Receivable & Inventory Line of Credit) as of February 6, 2007 with BFI Business Finance, pursuant to which the Company will have the right to borrow up to 80% of eligible accounts receivable, and up to 35% of eligible inventory, provided that the amounts advanced against inventory may not exceed $250,000, and the aggregate amounts advanced may not exceed $3,000,000, subject to the requirement that prior to any advance Company must have received an additional capital infusion from an investor group of not less than $2 million.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a)  Organization; Authority. If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)  Investment Intent. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement, plan or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)  Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d)  Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)  Access to Information. Such Purchaser acknowledges that it reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information (other than material non-public information) about the Company and the Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f)  Residency. Such Purchaser has, if an entity, its principal place of business or, if an individual, its primary residence in the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(g)  Prohibited Trading Activities. Since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company or any other Person regarding an investment in the Company and (2) the 10th Trading Day prior to the date of this Agreement, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) (each, a “Prohibited Transaction”). Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction or in any financial transaction that in any way changes the Purchaser’s or its Trading Affiliates’ economic position in the Company during the period from the date hereof until the Effectiveness Date. Each Purchaser agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. Each Purchaser acknowledges that it is aware that the Commission has published its position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act.

(h)  Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i)  Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

The Company acknowledges and agrees that no Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 (a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Shares and Common Stock underlying the Shares may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, pursuant to Rule 144(k) or in connection with a pledge as contemplated in Section 4.1(b), except as otherwise provided herein, the transferor will provide to the Company an opinion of counsel selected by the transferor, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Company and its legal counsel, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Shares by a Purchaser to an Affiliate of such Purchaser, provided that the transferee agrees to the terms and conditions of the Shares, certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Shares.

(b)  Legends. Certificates evidencing the Shares and any shares of Common Stock underlying the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the legended Shares, in compliance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge but Purchaser’s transferee shall promptly notify the Company of the pledge. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. Provided that the Company is in compliance with the terms of this Section 4.1(b), the Company’s indemnification obligations pursuant to this Agreement shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(b).

(c)  Removal of Legends. The Company agrees to reissue certificates representing any of the Shares, without the legend set forth above (i) while a registration statement (including the Registration Statement) covering the resale of such Shares is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Shares are eligible for sale under Rule 144(k) (to the extent that the applicable Purchaser provides a certification or legal opinion to the Company to that effect), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission). The Company shall cause its counsel to issue the legal opinion referred to in the Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Shares, the Company will no later than three Trading Days following the delivery to the Transfer Agent with notice to the Company of a legended certificate representing such Shares and a reasonably acceptable opinion of counsel to the extent required by Section 4.1(a), reissue a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

(d)  Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell the Shares or any interest therein without complying with the requirements of the Securities Act. While the above-referenced registration statement remains effective, each Purchaser hereunder may sell the shares in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements. To provide further assurance in connection with de-legending, each Purchaser hereunder commits that it will continue to hold the shares in its own name, and not in the name of a nominee, until such time as the shares are duly and properly sold in compliance with all relevant securities laws. Both the Company and its transfer agent, and their respective directors, officers, employees and agents, may rely on this subsection (d) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

(e)  Buy-In. If within three (3) Trading Days after the Company’s receipt of a legended certificate representing such Shares the Company shall fail to issue and deliver to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Purchaser’s request and in the Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing bid price on the date of delivery of such legended certificate.

4.2 Furnishing of Information. As long as any Purchaser owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 No Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.4 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the date occurring sixty (60) days after the Effective Date, the Company shall not file any registration statement (other than on Form S-4 or S-8) with the Commission with respect to any securities of the Company, except to the extent the Company becomes eligible to use Form S-3 and converts the Registration Statement to a Form S-3.

4.6 Indemnification.

(a)  Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to any material misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. If and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such losses permissible under applicable law.

(b)  Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.7(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditions, but if settled without such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any Losses by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.7 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes and not to redeem any Common Stock.

ARTICLE V

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Shares. The obligation of each Purchaser to acquire Shares at the Closing is subject to the fulfillment to such Purchase’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)  Representations and Warranties. The representations and warranties made by the Company in Section 3.1 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;

(b)  Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date;

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)  Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares, and all of which shall be and remain so long as necessary in full force and effect;

(e)  No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(f)  Company Deliverables. The Company shall have delivered the items set forth in Section 2.2(a); and

(g)  Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (c), (d), (e) and (f).

5.2 Conditions Precedent to the Obligations of the Company to Sell Shares. The Company’s obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)  Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date;

(b)  Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing;

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(d)  Purchasers Deliverables. Each Purchaser shall have delivered the items set forth in Section 2.2(b).

ARTICLE VI

MISCELLANEOUS

6.1 Fees and Expenses. The Company shall pay the reasonable, customary and necessary fees and expenses of the Purchasers and their respective advisers, counsel, accountants and other experts, if any and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares.

6.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile, email (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (Pacific time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (Pacific time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person. Copies of any notices or other communications or deliveries to the Company shall be sent to:

Clearant, Inc.

11111 Santa Monica Boulevard, Suite 650

Los Angeles, California 90025

Facsimile No.: (310) 479-2959

Attention: Jon Garfield

with a copy (for informational purposes only) to:

Dreier Stein & Kahan LLP
The Water Garden
1620 26th Street, Sixth Floor, North Tower
Santa Monica, California 90404
Facsimile No.: (424) 202-6250
Attention: John C. Kirkland, Esq.

6.3 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

6.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with this Agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the “Purchasers.”

6.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.7 and may enforce the provisions of such Section directly against the parties with obligations thereunder .

6.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.8 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11 Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificates. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.13 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

6.15 Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m. (Pacific time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

6.16 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto which are incorporated herein by reference, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CLEARANT, INC.

By:
Name:
Title:

[SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

By:
Name:
Title:

ADDRESS FOR NOTICE:

c/o:

Street:

City/State/Zip:

Attention:

Telephone No.:

Facsimile No.:

PURCHASE PRICE: US$

NUMBER OF SHARES:

EXHIBIT A

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire

Stock Purchase Agreement)

A.  Complete the following items in the Stock Purchase Agreement:

1. Complete and execute the purchaser signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

2. Exhibit B-1 — Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3. Exhibit B-2 — Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4. Exhibit B-3 — Purchaser Certificate:

Provide the information requested by either (a) the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, or (b) the Certificate for Individual Purchasers.

5. Return, via facsimile, the signed Stock Purchase Agreement including the properly completed Exhibits B-1 through B-3, to:

Dreier Stein & Kahan LLP
Attn: John C. Kirkland, Esq.
Facsimile No.: (424) 202-6250

6. After completing instruction number five (5) above, deliver the original signed Stock Purchase Agreement including the properly completed Exhibits B-1 through B-3 to:

Dreier Stein & Kahan LLP
The Water Garden
1620 26th Street
Sixth Floor, North Tower
Santa Monica, California 90404
Attn: John C. Kirkland, Esq.

B. Wire to the following account, immediately available funds in an amount equal to the Purchase Price set forth on the signature page to the Stock Purchase Agreement.

Wire to:

CITY NATIONAL BANK

400 NORTH ROXBURY DRIVE
BEVERLY HILLS, CALIFORNIA 90210

ABA NO.: 1220-16066

ACCOUNT NAME: DREIER STEIN & KAHAN LLP ATTORNEY-CLIENT TRUST ACCOUNT

ACCOUNT NO.: 112688153

REFERENCE: CLEARANT 601444.003

EXHIBIT B-1

CLEARANT, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

EXHIBIT B-2

CLEARANT, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

Section 1

1.  Your identity and background as the Beneficial Holder of Common Stock:

(a) Your full legal name:

(b) Citizenship:

(c) Social Security No. or Taxpayer ID No:

(d) Your address, telephone number, facsimile number and email address:

Address:

Telephone No:

Fax No:

Email Address:

Contact Person:

(e)	Full legal name of person through which you hold the Shares only if different than as set forth in Item 1(a) above (i.e. name of your broker or the DTC participant, if applicable, through which your shares of Common Stock are held):

Name of broker:

DTC No.:

Contact Person:

Telephone No.:

2.  Your Relationship with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes

No

(b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.  Your interest in the Common Stock:

(a) State the total number of shares you expect to purchase in connection with the proposed sale of Common Stock by the Company:

(b) Do you beneficially own[1] any securities of the Company other than the securities you will receive in connection with the proposed sale of Common Stock by the Company?

Yes

No

(c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount or number of shares of such other securities of the Company beneficially owned by you:

Type:

Aggregate Amount/Number of Shares:

CUSIP No(s).:

Holder of record:

Note: List separately shares held of record jointly with another person, in a fiduciary capacity or in a name other than your own. Attach additional sheets and itemize, if necessary.

(d) Do you have both sole voting power and sole investment power with respect to all the shares to be purchased in the proposed sale of Common Stock by the Company and any shares already beneficially owned by you?

Yes

No

(e) If your answer to Item 3(d) above is no, provide information in the space below with respect to why you do not have sole voting power and sole investment power, including the number of shares as to which you do not have sole voting or investment power.

(f) Do you wish to disclaim beneficial ownership of any of the shares of Common Stock (either to be purchased in the proposed offering or currently owned) that are described above?

Yes

No

(g) If your answer to Item 3(f) is yes, provide information in the space below with respect to why you wish to disclaim beneficial ownership, including the number of shares as to which beneficial ownership is disclaimed.

(h) Do you have the right to acquire beneficial ownership of any shares of Common Stock within 60 days?

Yes

No

(i) If your answer to Item 3(h) is yes, state the number of shares as to which you have the right to acquire beneficial ownership within 60 days in the space provided below and describe the date and circumstances under which you have any such right of acquisition.

(j) At the time of your receipt of the Common Stock upon the completion of the proposed sale of Common Stock, will you have any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock?

Yes

No

(k) If your response to Item 3(j) above is yes, please describe such agreements or understandings:

4.  Beneficial Ownership

(a) Is the beneficial holder of the Common Stock (whether now held or to be purchased) an SEC-reporting company?

Yes

No

(b) If your answer to Item 4(a) above is no, name the natural person(s) who exercise voting or investment control over the Common Stock (whether now held or to be purchased) and give their current titles and describe the relationship of such individuals to the beneficial owner, including their relationships with any intermediate entities, naming such entities:

Name(s) of Natural Person(s) and Title(s):

Section 2

5.  NASD Affiliates and Associates

(a) Are you a member of The National Association of Securities Dealers, Inc. (“NASD”) or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

(b)	Are any of your affiliates or any member of your immediate family[2] a member of the NASD or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

(c) If your response to Item 5(a) and 5(b) above is no, are you, any of your affiliates or any member of your immediate family an “affiliate” of a member of the NASD or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

NOTE: For the purposes of this Item 5(c), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such NASD member or broker-dealer, but excludes any individuals who are merely employed by such NASD member or broker-dealer or its affiliates.

(d) If your response to Item 5(a) and 5(b) above is no, are you, any of your affiliates or any member of your immediate family an “associate” of an NASD member or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

NOTE: For the purposes of this Item 5(d), an “associate” of an NASD member or a registered broker-dealer shall include any sole proprietor, partner, officer, director or branch manager of such NASD member or registered broker-dealer, any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who, directly or indirectly, controls or is controlled by such NASD member or registered broker-dealer (including, for example, as an employee thereof), whether or not such person is registered or exempt from registration with the NASD.

(e) If your response to Item 5(d) above is yes, describe the nature of the relationship between you and each broker-dealer or broker-dealer associate.

(f) Do you or any of your affiliates own stock or other securities of any NASD member or registered broker-dealer or any affiliate thereof?

Yes

No

(g) If your response to Item 5(f) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate and the percentage ownership).

(h)  Have you or any of your affiliates made any subordinated loan to any NASD member or registered broker-dealer?

Yes

No

(i) If your response to Item 5(h) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate, the amount of the loan and interest payable, and applicable dates)

(j) Please identify any of the following relationships you have with any NASD member:

Advisor
Officer
Director
Trustee
Founder
Registered Representative
5% Stockholder
Employee
Immediate Family
Broker/Dealer
Promoter
Consultant
Finder
Bridge Lender
General Partner
Limited Partner
Equity Purchaser
Client or Customer
Subordinated Debt Holder
Other

(k) If you identified any of the relationships referred to in Item 5(j), please describe in detail the nature of any such relationship and the NASD member.

(l) Do you have any oral and/or written agreements with any NASD member or registered broker-dealer or any person associated with such NASD member or registered broker-dealer concerning the disposition of your securities of the Company?

Yes

No

(m) If your response to Item 5(l) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or associate), and attach copies of any written agreements or correspondence describing such arrangement.

Certain legal consequences arise from being named as a Selling Shareholder in a Registration Statement and the related prospectus. Accordingly, beneficial owners of Common Stock are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Shareholder in the Registration Statement and the related prospectus.

The undersigned acknowledges its obligation to comply with the provisions of the Securities Exchange Act of 1934 and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Common Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

Upon any sale of Common Stock pursuant to the Registration Statement, the Selling Securityholder will be required to deliver to the Transfer Agent (with a copy to the Company) the Notice of Transfer (completed and signed) in the form attached as Annex 1 hereto and hereby undertakes to do so.

In the event that the undersigned transfers all or any portion of the Company’s Common Stock after the date on which the information in this Questionnaire is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned consents to the disclosure of the information contained in this Questionnaire and the inclusion of such information in the Registration Statement, the related prospectus and any state securities or “Blue Sky” applications. The undersigned understands that the information in this Questionnaire will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement or related prospectus.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

Once this Questionnaire is executed by the undersigned beneficial holder and received by the Company, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and shall be governed in all respects by the internal laws of the State of California.

Dated:      , 2007

(Name) [Please print or type]

By:

(Authorized Signature)

Title:

Annex 1

FORM OF NOTICE OF TRANSFER

PURSUANT TO REGISTRATION STATEMENT

American Stock Transfer & Trust Company

6201 15th Avenue

New York, NY 11219

with a copy to:

Clearant, Inc.

11111 Santa Monica Boulevard

Suite 650

Los Angeles, California 90025

Attention: Jon Garfield

Re:	Clearant, Inc. (the “Company”) Common Stock, par value $0.0001 per share (the “Common Stock”)

Ladies and Gentlemen:

Please be advised that       has transferred       shares of the Company’s Common Stock pursuant to the Registration Statement (File No.      ) filed by the Company.

We hereby certify that the prospectus delivery requirements of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of Common Stock is named as a selling stockholder in the Prospectus dated      , 2007 or in amendments or supplements thereto, and that the number of Common Stock transferred are [all] [a portion] of the Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name) [Please print or type]

By:

(Authorized Signature)

Title:

EXHIBIT B-3

CLEARANT, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

TRUST, FOUNDATION AND JOINT PURCHASERS

If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Stock Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

Limited Partnership General Partnership Corporation

     Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor).

(Continue on a separate piece of paper, if necessary.)

     Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries).

(Continue on a separate piece of paper, if necessary.)

     Other form of organization (indicate form of organization ( ).

(c) Indicate the approximate date the undersigned entity was formed:

(d) In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1. A bank as defined in
Section 3(a)(2) of the Securities
Act, or any savings and loan
association or other institution
as defined in Section 3(a)(5)(A)
of the Securities Act whether
acting in its individual or
fiduciary capacity;

2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3. An insurance company as defined in Section 2(13) of the Securities Act;

4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6. A plan established and
maintained by a state, its
political subdivisions, or any
agency or instrumentality of a
state or its political
subdivisions, for the benefit of
its employees, if such plan has
total assets in excess of
$5,000,000;

7. An employee benefit plan
within the meaning of the Employee
Retirement Income Security Act of
1974, if the investment decision
is made by a plan fiduciary, as
defined in Section 3(21) of such
Act, which is either a bank,
savings and loan association,
insurance company, or registered
investment advisor, or if the
employee benefit plan has total
assets in excess of $5,000,000 or,
if a self-directed plan, with
investment decisions made solely
by persons that are accredited
investors;

8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

9. An organization described
in Section 501(c)(3) of the
Internal Revenue Code,
corporation, Massachusetts or
similar business trust, or
partnership, not formed for the
specific purpose of acquiring the
Shares, with total assets in
excess of $5,000,000;

10. A trust, with total
assets in excess of $5,000,000,
not formed for the specific
purpose of acquiring the Shares,
whose purchase is directed by a
sophisticated person as described
in Rule 506(b)(2)(ii) of the
Exchange Act;

11. An entity in which all
of the equity owners qualify under
any of the above subparagraphs. If
the undersigned belongs to this
investor category only, list the
equity owners of the undersigned,
and the investor category which
each such equity owner satisfies:

        (Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated: April      , 2007

(Name of Investor) [Please print/type]

By:

(Authorized Signature of Officer, Partner or Trustee)

Title:

CERTIFICATE FOR INDIVIDUAL PURCHASERS

If the investor is a natural person, the investor must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The address set forth in the signature page of the Stock Purchase Agreement is my place of residence.

(b)  In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company:

     1. My individual net worth, or my joint net worth with my spouse, at the time of purchase exceeds $1,000,000 (the value of my home, furnishings and automobiles may be included for purposes of calculating my net worth).

     2. My individual income exceeded $200,000 in each of the two most recent years, and I have a reasonable expectation of reaching the same income level in the current year.

     3. My joint income with my spouse exceeded $300,000 in each of the two most recent calendar years, and we have a reasonable expectation of reaching the same income level in the current year.

Dated: April      , 2007

(Signature of Investor)

(Name of Investor) [Please print/type]

EXHIBIT C

CLEARANT, INC.

FORM OF TRANSFER AGENT INSTRUCTIONS

April 2, 2007

American Stock Transfer & Trust Company

6201 15th Avenue

New York, NY 11219
Attn: Donna Ansbro

Ladies and Gentlemen:

Reference is made to that certain Stock Purchase Agreement, dated as of March 29, 2007 (the “Agreement”), by and among Clearant, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Shares.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) sales of the Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (ii above), you shall issue the certificates representing the Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation (to be used in connection with any sale) from the Company’s outside legal counsel that a registration statement covering resales of the Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex 1.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

CLEARANT, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:

Name:

Title:
Date:

Annex 1

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Re: Clearant, Inc.

Ladies and Gentlemen:

We are counsel to Clearant, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Stock Purchase Agreement, dated as of April      , 2007, entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock (the “Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on , 2005, the Company filed a Registration Statement (File No.      ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Shares which names each of the Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Shares are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement so long as the Holders certify they have complied with the prospectus delivery requirements of the Securities Act. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the transferees of the Purchasers as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated March 29, 2007. This letter shall serve as our standing instructions with regard to this matter.

EXHIBIT D

CLEARANT, INC

FORM OF LEGAL OPINION OF DREIER STEIN & KAHAN LLP

Based on the foregoing, and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1.  The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently being conducted.

2.  The Company is duly qualified to transact business and is in good standing as a foreign corporation in the State of California.

3.  The Shares to be issued by the Company pursuant to the Agreement have been duly authorized and, when issued and delivered in the manner contemplated by the Agreement, will be validly issued, fully paid and nonassessable, and free of preemptive rights arising under law or pursuant to the Company’s Certificate of Incorporation.

4.  The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company.

6.  The Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Purchasers) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, conservatorship, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (irrespective of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, (B) no opinion is expressed herein with respect to Sections 6.7 and 6.8 of the Agreement and (C) certain remedial provisions of the Agreement are or may be unenforceable in whole or in part under the laws of the State of California, but the inclusion of such provisions does not affect the validity of the Agreement.

7.  The execution and delivery by the Company of the Agreement, and the performance by the Company with its obligations thereunder, do not constitute a default under or violate (i) any provisions of the Certificate of Incorporation or by-laws of the Company presently in effect, (ii) any of the terms or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound, of which we are aware, (iii) any California, Delaware corporate or United States federal law or regulation (other than federal and state securities or “blue sky” laws, as to which we express no opinion in this paragraph 7), or (iv) any judgment, writ, injunction, decree, order or ruling of any California, Delaware corporate or United States federal court or public or governmental authority binding on the Company, of which we are aware.

8.  No consent, approval, waiver, license or authorization or other action by or filing or registration with any California, Delaware corporate or United States federal public or governmental authority is required in connection with the valid execution and delivery by the Company of the Agreement or the consummation by the Company of the transactions contemplated thereby, except for filings, registrations and other actions required pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, filings by or on behalf of the underwriters with the Corporate Financing Department of the National Association of Securities Dealers, Inc., filings in connection with state securities or “blue sky” laws, in each case as to which we express no opinion in this paragraph 8, and those which already have been obtained by the Company.

9.  Except as set forth in the Company’s SEC Reports or as otherwise identified in any Transaction Document, to our knowledge there is no litigation, proceeding or public or governmental investigation pending or threatened in writing against the Company that relates to the transactions contemplated by the Agreement.

10.  Our opinion has been requested as to the availability of the exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D thereunder (“Regulation D”), with respect to the sale of the Shares pursuant to the Agreement. Based upon and subject to the following assumptions, we are of the opinion that the sale of the Shares by the Company complies with the provisions of Regulation D, and, accordingly, such sale may be effected without registration under the Act in reliance on Regulation D. We are relying on the representation of the Company contained in the Agreement as to no general solicitation and the representations of the Purchasers contained in the Agreement, including without limitation to the effect that the Purchaser (i) is an “accredited investor” within the meaning of Regulation D under the Securities Act, (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment, and (iii) is acquiring the Shares for its own account, for investment purposes and without a view to distribution. The Shares are legended to reflect that they have not been registered under the Securities Act or the securities laws of any state and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act and such state securities laws.